UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Soliciting Material Pursuant to §240.14a-12

VECTOR ACQUISITION CORPORATION II
(Name of Registrant as Specified in Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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VECTOR ACQUISITION CORPORATION II
A Cayman Islands Exempted Company
(Company Number 369789)
One Market Street
Steuart Tower, 23rd Floor
San Francisco, CA

NOTICE OF ANNUAL GENERAL MEETING
To Be Held at 10:00 a.m. Eastern Time on March 8, 2023

TO THE SHAREHOLDERS OF VECTOR ACQUISITION CORPORATION II:

You are cordially invited to attend the annual general meeting (the “Annual General Meeting”) of Vector Acquisition Corporation II (“we,” “us,” “our” or the “Company”) to be held at 10:00 a.m. Eastern Time on March 8, 2023 at the offices of Kirkland & Ellis LLP, located at 609 Main Street, Suite 4700, Houston, TX 77002, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet.

While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Annual General Meeting in person at the offices of Kirkland & Ellis LLP. You will be able to attend the Annual General Meeting online, vote and submit your questions during the Annual General Meeting by visiting https://www.cstproxy.com/vectoracquisitionii/2023, or by phone by dialing 1-800-450-7155 (toll-free) within the U.S. and Canada or 1-857-999-9155 (standard rates apply) outside of the U.S. and Canada. The accompanying proxy statement (the “Proxy Statement”) is dated February 23, 2023, and is first being mailed to shareholders of the Company on or about February 23, 2023. The sole purpose of the Annual General Meeting is to consider and vote upon the following proposals:

•        a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Articles”) as provided by the first resolution in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Company’s Class A ordinary shares sold in the Company’s initial public offering that was consummated on March 12, 2021 (the “IPO”), from March 12, 2023 to March 12, 2024 or such earlier date as is determined by our board of directors (the “Board”) to be in the best interests of the Company (the “Extension” and, such date, the “Extended Date”);

•        a proposal to amend the Company’s Articles as provided by the second resolution in the form set forth in Annex A to the accompanying Proxy Statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Articles the limitation that the Company shall not redeem Class A ordinary shares sold in the IPO (the “public shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation;

•        a proposal to amend the Investment Management Trust Agreement (the “Trust Agreement”), dated March 9, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B to the accompanying Proxy Statement, to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, from March 12, 2023 to March 12, 2024 or such earlier date as is determined by our Board to be in the best interests of the Company (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”);

•        a proposal to re-appoint David Kennedy as a Class I director to serve until the 2026 annual general meeting and until his successor is appointed and qualified (the “Director Proposal”); and

•        a proposal to approve the adjournment of the Annual General Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of each of the Extension Amendment and the Trust Amendment is to allow us more time to enter into and complete a business combination. The Articles provide that we have until March 12, 2023 to complete our initial business combination. Our Board currently believes that it is improbable that we will be able to negotiate and complete our initial business combination before March 12, 2023. Accordingly, our Board believes that, in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.

To the extent that the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the holders of our Class B ordinary shares (the “Class B ordinary shares” or the “founder shares” and, together with the public shares (as defined herein), the “shares” or “ordinary shares”) have informed the Company that they expect to convert all of the founder shares into Class A ordinary shares of the Company, in accordance with the terms of the Articles, prior to any redemption described below. Notwithstanding the conversion, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A ordinary shares.

In connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Trust Amendment Proposal, shareholders may elect to redeem their Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal and an Election can also be made by holders of public shares (the “public shareholders”) who do not vote, or do not instruct their broker or bank how to vote, at the Annual General Meeting. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Annual General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed business combination is completed. We are not asking you to vote on any proposed business combination at this time. If we enter into a business combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about the business combination, and (ii) in due course a separate proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate extraordinary general meeting. If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal are not approved, we may not be able to enter into, or consummate, a business combination. We urge you to vote at the Annual General Meeting regarding the Extension Amendment, Redemption Limitation Amendment and Trust Amendment.

Based upon the amount in the Trust Account as of February 16, 2023, which was approximately $458,905,613, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.20 at the time of the Annual General Meeting. The closing price of the public shares on the Nasdaq Stock Market LLC on February 22, 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.19. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON MARCH 6, 2023 (TWO BUSINESS DAYS BEFORE THE ANNUAL GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARES CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/ WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of a business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the business combination, the Articles would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met.

The purpose of the Trust Amendment is to amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination, from March 12, 2023 to March 12, 2024 or such earlier date as is determined by our Board to be in the best interests of the Company.

The purpose of the Director Proposal is to re-appoint David Kennedy as a Class I director to serve until the 2026 annual general meeting and until his successor is appointed and qualified.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Annual General Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the any of the foregoing proposals. Notwithstanding the order of the resolutions on the notice to the Annual General Meeting, the Adjournment Proposal may be presented first to our shareholders if, based on the tabulated vote collected at the time of the Annual General Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal or the Director Proposal.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by March 12, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. As a result of the liquidation process, all investors will lose the potential investment in a target company and any price appreciation in the combined company.

In the event of a liquidation, the holders of our founder shares, including Vector Acquisition Partners II, L.P. (our “Sponsor”), will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual General Meeting, vote at the Annual General Meeting. The approval of the Trust Amendment Proposal requires an ordinary resolution under Cayman Islands law passed by the affirmative vote of holders of at least 65% of the issued and outstanding ordinary shares. The approval of the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement either amendment unless our shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if either the Extension Amendment Proposal or the Trust Amendment Proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect.

The approval of the Director Proposal requires an ordinary resolution of the Class B ordinary shareholders under Cayman Islands law, being the affirmative vote in person or represented by proxy of the holders of a majority of the outstanding Class B ordinary shares entitled to vote and actually cast thereon at the Annual General Meeting. Our Sponsor holds approximately 99.4% of our outstanding Class B ordinary shares and has informed us that it intends to vote in favor of the Director Proposal.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual General Meeting, vote at the Annual General Meeting.

Our Board has fixed the close of business on February 16, 2023 as the record date for determining the shareholders entitled to receive notice of and vote at the Annual General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Annual General Meeting or any adjournment thereof.

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under our Articles, no other business may be transacted at the Annual General Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal, the Director Proposal, the Adjournment Proposal and the Annual General Meeting. Whether or not you plan to attend the Annual General Meeting, we urge you to read this material carefully and vote your ordinary shares.

February 23, 2023
By Order of the Board of Directors
/s/ Alex Slusky
Chairman and Chief Executive Officer (Principal Executive Officer)

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Annual General Meeting (including by virtual means as provided herein). If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Annual General Meeting by obtaining a proxy from your brokerage firm or bank (including by virtual means as provided herein). Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Annual General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Annual General Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to be held on March 8, 2023: This notice of Annual General Meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/vectoracquisitionii/2023.

VECTOR ACQUISITION CORPORATION II

A Cayman Islands Exempted Company
(Company Number 369789)
One Market Street
Steuart Tower, 23rd Floor
San Francisco, CA

ANNUAL GENERAL MEETING
TO BE HELD AT 10:00 A.M. EASTERN TIME ON MARCH 8, 2023

PROXY STATEMENT

The annual general meeting (the “Annual General Meeting”) of Vector Acquisition Corporation II (“we,” “us,” “our” or the “Company”) will be held at 10:00 a.m. Eastern Time on March 8, 2023, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Annual General Meeting in person at the offices of Kirkland & Ellis LLP. You will be able to attend the Annual General Meeting online, vote, view the list of shareholders entitled to vote at the Annual General Meeting and submit your questions during the Annual General Meeting by visiting https://www.cstproxy.com/vectoracquisitionii/2023, or by phone by dialing 1-800-450-7155 (toll-free) within the U.S. and Canada or 1-857-999-9155 (standard rates apply) outside of the U.S. and Canada. The sole purpose of the Annual General Meeting is to consider and vote upon the following proposals:

•        a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Articles”) as provided by the first resolution in the form set forth in Annex A to this Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Company’s Class A ordinary shares sold in the Company’s initial public offering that was consummated on March 12, 2021 (the “IPO”), from March 12, 2023 to March 12, 2024 or such earlier date as is determined by our board of directors (the “Board”) to be in the best interests of the Company (the “Extension” and, such date, the “Extended Date”);

•        a proposal to amend the Company’s Articles as provided by the second resolution in the form set forth in Annex A to this Proxy Statement (the “Redemption Limitation Amendment” and such proposal, “the Redemption Limitation Amendment Proposal”) to eliminate from the Articles the limitation that the Company shall not redeem Class A ordinary shares sold in the IPO (the “public shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation;

•        a proposal to amend the Investment Management Trust Agreement (the “Trust Agreement”), dated March 9, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B to this Proxy Statement, to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, from March 12, 2023 to March 12, 2024 or such earlier date as is determined by our Board to be in the best interests of the Company (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”);

•        a proposal to re-appoint David Kennedy as a Class I director to serve until the 2026 annual general meeting and until his successor is appointed and qualified (the “Director Proposal”); and

•        a proposal to approve the adjournment of the Annual General Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

The purpose of each of the Extension Amendment and the Trust Amendment is to allow us more time to enter into and complete a business combination. The Articles provide that we have until March 12, 2023 to complete our initial business combination. Our Board currently believes that it is improbable that we will be able to negotiate and complete our initial business combination before March 12, 2023. Accordingly, our Board believes that, in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.

To the extent that the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the holders of our founder shares have informed the Company that they expect to convert all of the founder shares into Class A ordinary shares of the Company, in accordance with the terms of the Articles, prior to any redemption described below. Notwithstanding the conversion, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A ordinary shares.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of a business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the business combination, the Articles would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

In connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal, shareholders may elect to redeem their Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal and an Election can also be made by holders of public shares (the “public shareholders”) who do not vote, or do not instruct their broker or bank how to vote, at the Annual General Meeting. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Annual General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed business combination is completed. We are not asking you to vote on any proposed business combination at this time. If we enter into a business combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about the business combination, and (ii) in due course a separate proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate extraordinary general meeting. If the Extension Amendment Proposal, Redemption Limitation Amendment Proposal and Trust Amendment Proposal are not approved, we may not be able to enter into, or consummate, a business combination. We urge you to vote at the Annual General Meeting regarding the Extension Amendment, Redemption Limitation Amendment and Trust Amendment.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $458,905,613 that was in the Trust Account as of February 16, 2023. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by March 12, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. As a result of the liquidation process, all investors will lose the potential investment in a target company and any price appreciation in the combined company.

In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Based upon the amount in the Trust Account as of February 16, 2023, which was $458,905,613, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.20 at the time of the Annual General Meeting. The closing price of the public shares on the Nasdaq Stock Market LLC (“Nasdaq”) on February 22, 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.19. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares and (2) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any initial business combination through the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved.

Under the Trust Amendment Proposal, we will amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account to the Extended Date.

Our Board has fixed the close of business on February 16, 2023 as the record date for determining our shareholders entitled to receive notice of and vote at the Annual General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Annual General Meeting or any adjournment thereof. On the record date of the Annual General Meeting, there were 57,350,000 ordinary shares outstanding, of which 45,000,000 were public shares, 1,100,000 were private placement shares and 11,250,000 were founder shares. The founder shares and private placement shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Proposal (in respect of founder shares only) and the Adjournment Proposal, and we have been informed by our Sponsor and directors, which hold 11,250,000 founder shares, that they intend to vote in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and the Adjournment Proposal.

This Proxy Statement contains important information about the Annual General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Annual General Meeting. We have agreed to pay Morrow Sodali a fee of $35,000.00. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated February 23, 2023 and is first being mailed to shareholders on or about February 23, 2023.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Q:     Why am I receiving this Proxy Statement?

A:     We are a blank check company incorporated on January 5, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. On March 12, 2021, we consummated our IPO from which we derived gross proceeds of $450,000,000. Like many blank check companies, our Articles provide for the return of the funds held in trust to the holders of ordinary shares sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, March 12, 2023). Our Board has determined that it is in the best interests of the Company to amend the Articles to extend the date we have to consummate a business combination to March 12, 2024 or such earlier date as is determined by our Board to be in the best interests of the Company in order to allow us and our Board to evaluate, negotiate and enter into an initial business combination, and subsequently our shareholders, to evaluate the initial business combination and for us to be able to potentially consummate the initial business combination, and is submitting these proposals to our shareholders to vote upon.

Q:     What is being voted on?

A:     You are being asked to vote on:

•        a proposal to amend our Articles to extend the date by which we have to consummate our initial business combination from March 12, 2023 to March 12, 2024 or such earlier date as is determined by our Board to be in the best interests of the Company;

•        a proposal to amend our Articles to eliminate the limitation that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 and allow the Company to redeem public shares irrespective of whether such redemption would exceed such Redemption Limitation;

•        a proposal to amend our Trust Agreement to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination, from March 12, 2023 to March 12, 2024 or such earlier date as is determined by our Board to be in the best interests of the Company;

•        a proposal to re-appoint David Kennedy as a Class I director to serve until the 2026 annual general meeting and until his successor is appointed and qualified; and

•        a proposal to approve the adjournment of the Annual General Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals.

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension.

We are not asking you to vote on any proposed business combination at this time. If we enter into a business combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about the business combination, and (ii) in due course a separate proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate extraordinary general meeting. If the Extension is not approved, we may not be able to enter into, or consummate, a business combination. We urge you to vote at the Annual General Meeting regarding the Extension Amendment, Redemption Limitation Amendment and Trust Amendment.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the approval of the Trust Amendment Proposal will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating a business combination on or before the Extended Date.

Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company’s net tangible assets to be less than $5,000,001.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $458,905,613 that was in the Trust Account as of February 16, 2023. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

In addition, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the holders of our Class B ordinary shares have informed the Company that they expect to convert all of the founder shares into Class A ordinary shares of the Company, in accordance with the terms of the Articles, prior to any redemption described below.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by March 12, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. As a result of the liquidation process, all investors will lose the potential investment in a target company and any price appreciation in the combined company.

In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q:     Why is the Company proposing the Extension Amendment Proposal and the Trust Amendment Proposal?

A:     Our Articles provide for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before March 12, 2023. As we explain below, we may not be able to enter into and complete an initial business combination by that date.

We are asking for an extension of this timeframe in order to have sufficient time to complete a business combination, which our Board believes is in the best interest of our shareholders. We believe that given our expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public shareholders an opportunity to participate in a business combination. In the event that we enter into a definitive agreement for an initial business combination prior to the Annual General Meeting, we will issue a press release and file an 8-K announcing the proposed business combination.

Accordingly, our Board is proposing the Extension Amendment Proposal to amend our Articles as provided in the first resolution in the form set forth in Annex A hereto to extend the date by which we must (1) consummate our initial business combination, (2) cease our operations except for the purpose of winding up if we fail to complete such business combination, and (3) redeem all the public shares, from March 12, 2023 to March 12, 2024 or such earlier date as is determined by our Board to be in the best interests of the Company, and our Board is proposing the Trust Amendment Proposal to amend the Trust Agreement in the form set forth in Annex B to extend the date on which Continental must liquidate the Trust Account established in connection with our IPO if we have not completed a business combination, from March 12, 2023 to March 12, 2024 or such earlier date as is determined by our Board to be in the best interests of the Company.

Q:     Why is the Company proposing the Redemption Limitation Amendment Proposal?

A:     If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of a business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the business combination, the Articles would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met.

Q:     Why is the Company proposing the Director Proposal?

A:     The Articles provide that, for so long as the Company’s shares are traded on a Designated Stock Exchange, the Board shall be divided into three (3) classes of directors designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board. At the first annual general meeting of members after the IPO, the term of office of the Class I Directors shall expire and Class I Directors shall be elected for a full term of three (3) years. At the second annual general meeting of members after the IPO, the term of office of the Class II Directors shall expire and Class II Directors shall be elected for a full term of three (3) years. At the third annual general meeting of members after the IPO, the term of office of the Class III Directors shall expire and Class III Directors shall be elected for a full term of three (3) years. At each succeeding annual general meeting of Members, Directors shall be elected for a full term of three (3) years to succeed the Directors of the class whose terms expire at such annual general meeting. The purpose of the Director Proposal is to re-appoint David Kennedy as a Class I director to serve until the 2026 annual general meeting and until his successor is appointed and qualified.

Q:     Why should I vote “FOR” the Extension Amendment Proposal?

A:     Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before March 12, 2023, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

The Extension Amendment Proposal would give us the opportunity to complete a business combination, which our Board believes in the best interests of the shareholders. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Q:     Why should I vote “FOR” the Trust Amendment Proposal?

A:     Our Board believes the opportunity to complete a business combination is in the best interests of the shareholders. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

Our Board recommends that you vote in favor of the Trust Amendment Proposal.

Q:     Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

A:     As discussed above, our Board believes the opportunity to complete a business combination is in the best interests of the shareholders.

Whether a holder of public shares votes in favor of or against the Extension Amendment Proposal or the Trust Amendment Proposal, if such proposal is approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. By eliminating the Redemption Limitation, we make it more likely that we will proceed with the Extension and have the opportunity to complete a business combination.

If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with any future initial business combination we may propose. Assuming the Extension Amendment Proposal is approved, we will have until the Extended Date to complete our initial business combination.

Our Board recommends that you vote in favor of the Redemption Limitation Amendment Proposal.

Q:     Why should I vote “FOR” the Director Proposal?

A:     David Kennedy’s experience and perspective enhances the overall strategic and oversight functions of the Board.

Our Board recommends that you vote in favor of the Director Proposal.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Annual General Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals.

If presented, our Board recommends that you vote in favor of the Adjournment Proposal.

Q:     When would the Board abandon the Extension Amendment Proposal and the Trust Amendment Proposal?

A:     Our Board will abandon the Extension Amendment and the Trust Amendment if our shareholders do not approve both the Extension Amendment Proposal and the Trust Amendment Proposal. Additionally, unless the Redemption Limitation Amendment Proposal is approved, we are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. We will not proceed with the Extension if (x) redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal and (y) the Redemption Limitation Amendment Proposal is not approved.

Q:     How do the Company insiders intend to vote their shares?

A:     Our Sponsor and directors own 11,250,000 founder shares, and our Sponsor holds 1,100,000 private placement shares. Such founder shares and private placement shares represent approximately 21.5% of our issued and outstanding ordinary shares.

The founder shares and private placement shares carry voting rights in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal, the Director Proposal (in respect of founder shares only) and the Adjournment Proposal, and we have been informed by our Sponsor and directors that they intend to vote in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and the Adjournment Proposal. The holders of the outstanding founder shares have informed the Company that they expect to convert all of the founder shares into Class A ordinary shares of the Company, in accordance with the terms of the Articles, prior to any redemption in connection with the Extension Amendment Proposal and the Trust Amendment Proposal.

In addition, our Sponsor, directors, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to the Annual General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Annual General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Annual General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment, the Redemption Limitation Amendment and the Trust Amendment proposals.

Q:     What vote is required to adopt the Extension Amendment Proposal?

A:     The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual General Meeting, vote at the Annual General Meeting. Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

Q:     What vote is required to adopt the Redemption Limitation Amendment Proposal?

A:     The approval of the Redemption Limitation Amendment Proposal also requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual General Meeting, vote at the Annual General Meeting.

Q:     What vote is required to approve the Trust Amendment Proposal?

A:     The approval of the Trust Amendment Proposal requires an ordinary resolution under Cayman Islands law passed by the affirmative vote of holders of at least 65% of the issued and outstanding ordinary shares. Approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal.

Q:     What vote is required to approve the Director Proposal?

A:     The approval of the Director Proposal requires an ordinary resolution of the Class B ordinary shareholders under Cayman Islands law, being the affirmative vote in person or represented by proxy of the holders of a majority of the outstanding Class B ordinary shares entitled to vote and actually cast thereon at the Annual General Meeting.

Q:     What vote is required to approve the Adjournment Proposal?

A:     The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual General Meeting, vote at the Annual General Meeting.

Q:     What if I do not want to vote “FOR” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal or the Director Proposal?

A:     If you do not want the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Director Proposal to be approved, you must vote “AGAINST” the proposals. If you do not want the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposals. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Amendment Proposal.

Broker non-votes, abstentions or the failure to vote on the Trust Amendment Proposal will have the same effect as votes “AGAINST” the Trust Amendment Proposal. Broker non-votes, abstentions or the failure to vote on the Extension Amendment Proposal will have no effect with respect to the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Director Proposal.

Q:     What happens if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved?

A:     Our Board will abandon the Extension Amendment and the Trust Amendment if our shareholders do not approve both the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by March 12, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. As a result of the liquidation process, all investors will lose the potential investment in a target company and any price appreciation in the combined company.

In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q:     What happens if the Redemption Limitation Amendment Proposal is not approved?

A:     If the Extension Amendment Proposal and the Trust Amendment Proposal are approved but the Redemption Limitation Amendment Proposal is not approved, we will not redeem public shares in an amount that would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension and we will not redeem any public shares in connection with the Extension Amendment Proposal or the Trust Amendment Proposal, and the public shareholders will retain their shares and redemption rights.

Q:     If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A:     We will continue our efforts to consummate an initial business combination.

Upon approval of the Extension Amendment Proposal and the Trust Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our public shares will remain publicly traded.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our Sponsor and our directors as a result of their ownership of the founder shares.

The holders of the outstanding founder shares have informed the Company that they expect to convert all of the founder shares into Class A ordinary shares of the Company, in accordance with the terms of the Articles, prior to any redemption in connection with the Extension Amendment Proposal and the Trust Amendment Proposal. Notwithstanding the conversion, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A ordinary shares.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved but we do not complete our initial business combination by the Extended Date (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. As a result of the liquidation process, all investors will lose the potential investment in a target company and any price appreciation in the combined company.

In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of Class A ordinary shares received upon the conversion of their founder shares.

Notwithstanding the foregoing, unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Q:     How are the funds in the Trust Account currently being held?

A:     With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the Securities and Exchange Commission (“SEC”) issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since the Company’s initial public offering, been held only within U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in an open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we may, on or prior to the 24 month anniversary of the effective date of the registration statement relating to our initial public offering, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in demand deposit accounts or certificates of deposit until the earlier of consummation of our initial business combination or liquidation, which may reduce the dollar amount that our public shareholders would receive upon any redemption or liquidation of the Company. Interest on the Trust Account is variable and is currently expected to be approximately 3.0% per annum.

Q:     If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:     Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in our Articles.

Q:     How do I change my vote?

A:     You may change your vote by sending a later dated, signed proxy card to the offices of Kirkland & Ellis LLP, located at 609 Main Street, Suite 4700, Houston, TX 77002, so that it is received prior to the Annual General Meeting or by attending the Annual General Meeting in person and voting (including by virtual means as provided below). You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Annual General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Annual General Meeting and vote at the Annual General Meeting, you must bring to the Annual General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Any shareholder wishing to attend the virtual meeting should register for the meeting by March 1, 2023 (one week prior to the meeting date). To register for the Annual General Meeting, please follow these instructions as applicable to the nature of your ownership of ordinary shares:

If your shares are registered in your name with Continental Stock Transfer & Trust Company and you wish to attend the online-only Annual General Meeting, go to https://www.cstproxy.com/vectoracquisitionii/2023, enter the control number included on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the virtual meeting and vote must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Continental will issue a control number and email it back with the meeting information.

Q:     How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Annual General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. A Company shareholder’s failure to vote by proxy or to vote in person at the Annual General Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Annual General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Annual General Meeting.

Each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal must be approved as a special resolution under the Cayman Islands Companies Act (as amended) and our Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual General Meeting, vote at the Annual General Meeting. The Trust Amendment Proposal must be approved as an ordinary resolution under Cayman Islands law passed by the affirmative vote of holders of at least 65% of the outstanding shares as of the record date.

The approval of the Director Proposal requires an ordinary resolution of the Class B ordinary shareholders under Cayman Islands law, being the affirmative vote in person or represented by proxy of the holders of a majority of the outstanding Class B ordinary shares entitled to vote and actually cast thereon at the Annual General Meeting. Our Sponsor holds approximately 99.4% of our outstanding Class B ordinary shares and has informed us that it intends to vote in favor of the Director Proposal.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual General Meeting, vote at the Annual General Meeting.

Accordingly, if a valid quorum is otherwise established, abstentions and broker non-votes will have no effect on the outcome of any vote on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Proposal or the Adjournment Proposal, but will have the same effect as a vote “AGAINST” the Trust Amendment Proposal.

Q:     If my shares are held in “street name,” will my broker automatically vote them for me?

A:     No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:     What is a Quorum requirement?

A:     A quorum of our shareholders is necessary to hold a valid Annual General Meeting. A quorum will be present at the Annual General Meeting if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Annual General Meeting are represented in person or by proxy. As of the record date for the Annual General Meeting, the holders of at least 28,675,001 ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement but will not count as a vote cast at the Annual General Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Annual General Meeting.

Q:     Who can vote at the Annual General Meeting?

A:     Only holders of record of our ordinary shares at the close of business on February 16, 2023 are entitled to have their vote counted at the Annual General Meeting and any adjournments thereof. On this record date, 57,350,000 ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Annual General Meeting or vote by proxy. Whether or not you plan to attend the Annual General Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:     Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and the Adjournment Proposal?

A:     Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that our shareholders vote “FOR” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and the Adjournment Proposal.

Q:     What interests do the Company’s Sponsor, directors, officers and advisors have in the approval of the proposals?

A:     Our Sponsor, directors, officers and advisors have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, director or indirect ownership of founder shares and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Annual General Meeting — Interests of our Sponsor, Directors, Officers and Advisors.”

Q:     Do I have dissenters’ or appraisal rights if I object to the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal?

A:     Our shareholders do not have dissenters’ rights in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Amendment Proposal under Cayman Islands law.

Our shareholders do not have appraisal rights in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Amendment Proposal.

Q:     What do I need to do now?

A:     We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q:     How do I vote?

A:     If you are a holder of record of our ordinary shares, you may vote in person (including by virtual means as provided herein) at the Annual General Meeting or by submitting a proxy for the Annual General Meeting.

Whether or not you plan to attend the Annual General Meeting in person (including by virtual means), we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Annual General Meeting and vote in person if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:     How do I redeem my ordinary shares?

A:     Each of our public shareholders may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Extended Date.

In order to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: Francis Wolf, fwolf@continentalstock.com, or to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to the transfer agent electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on March 6, 2023 (two business days before the Annual General Meeting).

Q:     How do I withdraw my election to redeem my ordinary shares?

A:     If you tendered your ordinary shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Annual General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Any request for redemption, once made by a holder of public ordinary shares, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:     Who is paying for this proxy solicitation?

A:     We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Annual General Meeting. We have agreed to pay Morrow Sodali a fee of $35,000.00. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Individuals call toll-free: (800) 662-5200
Banks and Brokerage Firms, please call: (203) 658-9400
Email: VAQC.info@investor.morrowsodali.com

If you have questions regarding the certification of your position or tendering your ordinary shares (and/or delivering your share certificate(s) (if any) and other redemption forms), please contact:

Continental Stock Transfer & Trust Company
1 State Street
30th Floor
New York, New York 10004
Attention: Francis Wolf
Email: fwolf@continentalstock.com

You may also obtain additional information about us from documents we file with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 21, 2022, in this Proxy Statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 21, 2022 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, our Quarterly Report on Form 10-Q and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To avoid that result, on or shortly prior to the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, we may liquidate securities held in the Trust Account and instead hold all funds in the Trust Account in demand deposit accounts or certificates of deposit, which may reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company. Interest on the Trust Account is variable and is currently expected to be approximately 3.0% per annum.

On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a SPAC to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement relating to the SPAC’s initial public offering. Such SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement relating to its initial public offering.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of the registration statement relating to its initial public offering or that does not complete its initial business combination within 24 months after such date. We have not entered into a definitive business combination agreement within 18 months after the effective date of the registration statement relating to our initial public offering, and do not expect to complete our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our shares following such a transaction.

The funds in the Trust Account have, since our IPO, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in an open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, as amended), we will, on or shortly prior to the 24 month anniversary of the effective date of the registration statement relating to our initial public offering, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in demand deposit accounts or certificates of deposit until the earlier of consummation of our initial business combination or liquidation, which may reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company. Interest on the Trust Account is variable and is currently expected to be approximately 3.0% per annum.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24 month anniversary, and instead hold all funds in the Trust Account as described above.

Any business combination may be subject to U.S. foreign investment regulations, which may impose conditions on or prevent the consummation of our initial business combination. Such conditions or limitations could also potentially make our public shares less attractive to investors or cause our future investments to be subject to U.S. foreign investment regulations.

Investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to U.S. laws that regulate foreign investments in U.S. businesses and access by foreign persons to technology developed and produced in the United States. These laws include Section 721 of the Defense Production Act of 1950, as amended by the Foreign Investment Risk Review Modernization Act of 2018, and the regulations at 31 C.F.R. Parts 800 and 802, as amended, administered by the Committee on Foreign Investment in the United States (“CFIUS”).

Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a “U.S. business” by a “foreign person” (in each case, as such terms are defined in 31 C.F.R. Part 800) always are subject to CFIUS jurisdiction. Significant CFIUS reform legislation, which was fully implemented through regulations that became effective in 2020, expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person, but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “covered investment critical infrastructure,” and/or “sensitive personal data” (in each case, as such terms are defined in 31 C.F.R. Part 800).

All of our Sponsor’s managers and officers are U.S. citizens and all owners of our Sponsor are also U.S. citizens. Our Sponsor is not controlled by, and does not have substantial ties to, any “foreign person” such that a business combination would automatically be subject to CFIUS review. However, depending on the beneficial ownership of any prospective target company and the composition and governance rights of any PIPE investors in connection with a business combination, a business combination could result in investments that would be considered by CFIUS to be covered investments or a covered control transaction that CFIUS would have authority to review.

To the extent that this occurs, CFIUS or another U.S. governmental agency could choose to review a business combination or past or proposed transactions involving new or existing foreign investors in the prospective target company, even if a filing with CFIUS is or was not required at the time of such transaction. Any review and approval of an investment or transaction by CFIUS may have outsized impacts on transaction certainty, timing, feasibility, and cost, among other things. CFIUS policies and agency practices are rapidly evolving, and in the event that CFIUS reviews a business combination or one or more proposed or existing investments by foreign investors in a prospective target company, there can be no assurances that such investors will be able to maintain, or proceed with, such investments on terms acceptable to the parties to a business combination or such investors. Among other things, CFIUS could seek to impose limitations or restrictions on, or prohibit, a business combination or investments by such investors. CFIUS could also order us to divest all or a portion of a target company if we had proceeded without first obtaining CFIUS clearance.

If CFIUS elects to review a business combination, the time necessary to complete such review of the business combination or a decision by CFIUS to prohibit the business combination could prevent us from completing a business combination prior to March 12, 2023 or the Extended Date, as applicable.

If we are not able to consummate a business combination by March 12, 2023 or the Extended Date, as applicable, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. As a result of the liquidation process, all investors will lose the potential investment in a target company and any price appreciation in the combined company.

BACKGROUND

We are a blank check company incorporated on January 5, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

On March 12, 2021, we consummated the IPO of our Class A ordinary shares, par value $0.0001 per share, which we refer to as the “public shares,” generating gross proceeds of $450,000,000. Simultaneously with the closing of the IPO, we completed the private sale of 1,100,000 Class A ordinary shares (the “private placement shares”) at a price of $10.00 per share, to our Sponsor, generating aggregate gross proceeds to us of $11,000,000.

Following the closing of the IPO, a total of $450,000,000 from the net proceeds of the sale of the public shares in the IPO and the private placement shares was placed in the Trust Account. The proceeds held in the Trust Account may be invested by the trustee only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company. As of February 16, 2023, funds held in the Trust Account totaled approximately $458,905,613, and were held in a money market fund invested in U.S. treasury bills. However, to mitigate the risk of being viewed as operating as an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we may, on or prior to the 24 month anniversary of the effective date of the registration statement relating to our initial public offering, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in demand deposit accounts or certificates of deposit until the earlier of consummation of our initial business combination or liquidation, which may reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company. Interest on the Trust Account is variable and is currently expected to be approximately 3.0% per annum.

Our Sponsor, directors, officers and advisors have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, director or indirect ownership of founder shares and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Annual General Meeting — Interests of our Sponsor, Directors, Officers and Advisors.”

On the record date of the Annual General Meeting, there were 57,350,000 ordinary shares outstanding, of which 45,000,000 were public shares, 1,100,000 were private placement shares and 11,250,000 were founder shares. The founder shares and private placement shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Proposal (in respect of founder shares only) and the Adjournment Proposal, and we have been informed by our Sponsor and directors, which hold 11,250,000 founder shares, that they intend to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and the Adjournment Proposal. The holders of the outstanding founder shares have informed the Company that they expect to convert all of the founder shares into Class A ordinary shares of the Company, in accordance with the terms of the Articles, prior to any redemption in connection with the Extension Amendment Proposal and the Trust Amendment Proposal.

Our principal executive offices are located at One Market Street, Steuart Tower, 23rd Floor, San Francisco, California 94105 and our telephone number is (415) 293-5000.

THE EXTENSION AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL

The Extension Amendment Proposal

We are proposing to amend our Articles to extend the date by which we have to consummate a business combination to the Extended Date.

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we have not consummated a business combination by March 12, 2023, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. As a result of the liquidation process, all investors will lose the potential investment in a target company and any price appreciation in the combined company.

In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares. The holders of the outstanding founder shares have informed the Company that they expect to convert all of the founder shares into Class A ordinary shares of the Company, in accordance with the terms of the Articles, prior to any redemption in connection with the Extension Amendment Proposal and the Trust Amendment Proposal. Notwithstanding the conversion, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A ordinary shares.

The purpose of the Extension Amendment and the Trust Amendment is to allow us more time to enter into and complete an initial business combination, which our Board believes is in the best interest of our shareholders. The Articles provide that we have until March 12, 2023 to complete our initial business combination. Our Board currently believes that it is improbable that we will be able to negotiate and complete our initial business combination before March 12, 2023. Accordingly, our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension to March 12, 2024 or such earlier date as is determined by our Board to be in the best interests of the Company.

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the first resolution in Annex A.

Trust Amendment Proposal

The purpose of the Trust Amendment is to amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination, from March 12, 2023 to March 12, 2024 or such earlier date as is determined by our Board to be in the best interests of the Company. A copy of the proposed amendments to the Trust Agreement is attached to this Proxy Statement in Annex B.

Reasons for the Extension Amendment Proposal and the Trust Amendment Proposal

Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before March 12, 2023, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

The purpose of the Extension Amendment and the Trust Amendment is to allow us more time to enter into and complete a business combination. Our Board currently believes that it is improbable that we will be able to negotiate and complete our initial business combination before March 12, 2023.

Accordingly, our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension to March 12, 2024 or such earlier date as is determined by our Board to be in the best interests of the Company. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

If Either the Extension Amendment Proposal or the Trust Amendment Proposal Is Not Approved

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement either amendment unless our shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by March 12, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. As a result of the liquidation process, all investors will lose the potential investment in a target company and any price appreciation in the combined company.

In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares. The holders of the outstanding founder shares have informed the Company that they expect to convert all of the founder shares into Class A ordinary shares of the Company, in accordance with the terms of the Articles, prior to any redemption in connection with the Extension Amendment Proposal and the Trust Amendment Proposal. Notwithstanding the conversion, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A ordinary shares.

If the Extension Amendment Proposal and the Trust Amendment Proposal Are Approved

Upon approval of the Extension Amendment Proposal and the Trust Amendment Proposal by the requisite number of votes, our Articles will be amended pursuant to the first resolution in the form set forth in Annex A hereto. We will remain a reporting company under the Exchange Act, and our public shares will remain publicly traded.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $458,905,613 that was in the Trust Account as of February 16, 2023. In such event, we may need to obtain additional funds to complete our initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

In addition, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the holders of our Class B ordinary shares have informed the Company that they expect to convert all of the founder shares into Class A ordinary shares of the Company, in accordance with the terms of the Articles, prior to any redemption described below.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved but we do not complete our initial business combination by the Extended Date (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. As a result of the liquidation process, all investors will lose the potential investment in a target company and any price appreciation in the combined company. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares. The holders of the outstanding founder shares have informed the Company that they expect to convert all of the founder shares into Class A ordinary shares of the Company, in accordance with the terms of the Articles, prior to any redemption in connection with the Extension Amendment Proposal and the Trust Amendment Proposal. Notwithstanding the conversion, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A ordinary shares.

Notwithstanding the foregoing, unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

Redemption Rights

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, each of our public shareholders may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON MARCH 6, 2023 (TWO BUSINESS DAYS BEFORE THE ANNUAL GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO TENDER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

In order to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: Francis Wolf, fwolf@continentalstock.com, or to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to the transfer agent electronically using DTC’s DWAC

(Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on March 6, 2023 (two business days before the Annual General Meeting).

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that tendering their shares through the DWAC system.

Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Annual General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Annual General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you tendered your ordinary shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Annual General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public ordinary shares, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In the event that a public shareholder tenders shares and the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal and the Trust Amendment Proposal will not be approved. The transfer agent will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of February 16, 2023, which was approximately $458,905,613, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.20 at the time of the Annual General Meeting. The closing price of the public shares on Nasdaq on February 22, 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.19. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Annual General Meeting. We anticipate that a public shareholder who tenders ordinary shares (and/or deliver share certificate(s) (if any) and other redemption forms) for redemption in connection with the vote to approve the Extension Amendment Proposal and the Trust Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

We are proposing to amend our Articles as provided by the second resolution in the amendment to the Articles in the form set forth in Annex A of this Proxy Statement to eliminate from the Articles the Redemption Limitation in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.

Reasons for the Redemption Limitation Amendment Proposal

Our Board believes the opportunity to consummate a business combination is in the best interests of the Company and its shareholders.

If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of a business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the business combination, the Articles would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met.

If the Redemption Limitation Amendment Proposal is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

If the Redemption Limitation Amendment Proposal is Approved

If the Redemption Limitation Amendment Proposal is approved, our Articles will be amended pursuant to the second resolution in the form set forth in Annex A of this Proxy Statement effective on the date of the approval.

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the second resolution in Annex A.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR
SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that make an Election if the Extension is implemented. This discussion applies only to public shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

•        the Sponsor and our directors;

•        financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market method of accounting;

•        tax-exempt entities;

•        S corporations;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•        persons that acquired Class A ordinary shares pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

•        persons that hold public shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

•        persons whose functional currency is not the U.S. dollar

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local taxation or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an Election to them.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY, IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXERCISE OF REDEMPTION RIGHTS, AND IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

As used herein, a “U.S. Holder” is a beneficial owner of public shares who or that is, for U.S. federal income tax purposes:

1.      an individual citizen or resident of the United States,

2.      a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

3.      an estate whose income is subject to U.S. federal income tax regardless of its source, or

4.      a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has in effect under applicable U.S. Treasury regulations a valid election to be treated as a U.S. person.

Redemption of Public Shares

In addition to the passive foreign investment company (“PFIC”) considerations discussed below under “PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s public shares pursuant to an Election will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of public shares, a U.S. Holder will be treated as described below under the section entitled “U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “U.S. Holders — Taxation of Distributions.”

The redemption of public shares will generally qualify as a sale of the public shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder.

The redemption of public shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the public shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the public shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the public shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of public shares owned by certain family members and such U.S. Holder does not constructively own any other public shares. The redemption of public shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption of public shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled “Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in other stock constructively owned by it.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions

Subject to the PFIC rules discussed below under “PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations.

With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) public shares are readily tradable on an established securities market in the United States or (ii) public shares are eligible for the benefits of an applicable income tax treaty, in each case, provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2021, as discussed further below under “PFIC Considerations,” it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution.

Moreover, it is unclear whether redemption rights with respect to the public shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to public shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the public shares and will be treated as described below under the section entitled “Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.”

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

Subject to the PFIC rules discussed below under “PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the public shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the public shares exceeds one year. However, it is unclear whether the redemption rights with respect to the public shares described in this proxy statement may prevent the holding period of the public shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of public shares (public shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

PFIC Considerations

A foreign corporation will be a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year is passive income or (ii) at least 50% of its assets in a taxable year of the foreign corporation (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.

We believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2021 and our current taxable year ending December 31, 2022. However, because our PFIC status for our current taxable year depends on certain facts and circumstances that may not be known until the close of our current taxable year, there can be no assurances with respect to our PFIC status for such years. Even if we are not a PFIC for our current taxable year, a determination that we were a PFIC for any prior taxable year will continue to apply to any U.S. Holders who held our securities during such prior taxable years, absent certain elections described below. Further, we believe it is likely that we will be a PFIC for the taxable year ending December 31, 2023, unless a business combination is completed prior to the end of such year, subject to the timing and structure of such business combination.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in a U.S. Holder’s holding period for public shares and the U.S. Holder did not make a timely and effective “qualified electing fund” election for each of our taxable years as a PFIC in which the U.S. Holder held (or was deemed to hold) public shares (“QEF Election”), a QEF Election along with a purging election, or a “mark-to-market” election, then such U.S. Holder will generally be subject to special and adverse rules (the “Default PFIC Regime”) with respect to:

•        any gain recognized by the U.S. Holder on the sale or other disposition of its public shares; and

•        any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its public shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such public shares).

Under the Default PFIC Regime:

•        the U.S. Holder’s gain or excess distribution will be allocated rateably over the U.S. Holder’s holding period for its public shares;

•        the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

•        the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder without regard to such U.S. Holder’s other items of income and loss for such taxable year; and

•        an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

THE ANNUAL GENERAL MEETING

Date, Time and Place. The Annual General Meeting will be held at 10:00 a.m. Eastern Time on March 8, 2023, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Annual General Meeting in person at the offices of Kirkland & Ellis LLP, located at 609 Main Street, Suite 4700, Houston, TX 77002. You will be able to attend the Annual General Meeting online, vote and submit your questions during the Annual General Meeting by visiting https://www.cstproxy.com/vectoracquisitionii/2023, or by phone by dialing 1-800-450-7155 (toll-free) within the U.S. and Canada or 1-857-999-9155 (standard rates apply) outside of the U.S. and Canada. The sole purpose of the Annual General Meeting is to consider and vote upon the following proposals.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Annual General Meeting, if you owned the ordinary shares at the close of business on February 16, 2023, the record date for the Annual General Meeting. You will have one vote per proposal for each share of ordinary shares you owned at that time.

Votes Required.    The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual General Meeting, vote at the Annual General Meeting. The approval of the Trust Amendment Proposal requires an ordinary resolution under Cayman Islands law passed by the affirmative vote of holders of at least 65% of the issued and outstanding ordinary shares. The approval of the Director Proposal requires an ordinary resolution of the Class B ordinary shareholders under Cayman Islands law, being the affirmative vote in person or represented by proxy of the holders of a majority of the outstanding Class B ordinary shares entitled to vote and actually cast thereon at the Annual General Meeting. Our Sponsor holds approximately 99.4% of our outstanding Class B ordinary shares and has informed us that it intends to vote in favor of the Director Proposal. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual General Meeting, vote at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual General Meeting.

On the record date of the Annual General Meeting, there were 57,350,000 ordinary shares outstanding, of which 45,000,000 were public shares, 1,100,000 were private placement shares and 11,250,000 were founder shares. The founder shares and private placement shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Proposal (in respect of founder shares only) and the Adjournment Proposal, and we have been informed by our Sponsor and directors, which hold 11,250,000 founder shares, that they intend to vote in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and the Adjournment Proposal. The holders of the outstanding founder shares have informed the Company that they expect to convert all of the founder shares into Class A ordinary shares of the Company, in accordance with the terms of the Articles, prior to any redemption in connection with the Extension Amendment Proposal and the Trust Amendment Proposal.

If you do not want the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Director Proposal to be approved, you must vote “AGAINST” such proposals. If you do not want the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Amendment Proposal.

Broker non-votes, abstentions or the failure to vote on the Trust Amendment Proposal will have the same effect as votes “AGAINST” the Trust Amendment Proposal. If a valid quorum is otherwise established, broker non-votes, abstentions or the failure to vote on the Extension Amendment Proposal, Redemption Limitation Amendment Proposal or Director Proposal will have no effect with respect to the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Proposal or the Adjournment Proposal.

Proxies; Board Solicitation; Proxy Solicitor.    Your proxy is being solicited on behalf of our Board on the proposals to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal being presented to shareholders at the Annual General Meeting. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Annual General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person, by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person (including by virtual means as provided herein) at the Annual General Meeting. You may contact Morrow Sodali at:

Individuals call toll-free: (800) 662-5200
Banks and Brokerage Firms, please call: (203) 658-9400
Email: VAQC.info@investor.morrowsodali.com

Required Vote

The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual General Meeting, vote at the Annual General Meeting. Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal. The approval of the Trust Amendment Proposal requires an ordinary resolution under Cayman Islands law passed by the affirmative vote of holders of at least 65% of our issued and outstanding ordinary shares.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal.

The approval of the Director Proposal requires an ordinary resolution of the Class B ordinary shareholders under Cayman Islands law, being the affirmative vote in person or represented by proxy of the holders of a majority of the outstanding Class B ordinary shares entitled to vote and actually cast thereon at the Annual General Meeting. Our Sponsor holds approximately 99.4% of our outstanding Class B ordinary shares and has informed us that it intends to vote in favor of the Director Proposal.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual General Meeting, vote at the Annual General Meeting.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by March 12, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. As a result of the liquidation process, all investors will lose the potential investment in a target company and any price appreciation in the combined company. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares. The holders of the outstanding founder shares have informed the Company that they expect to convert all of the founder shares into Class A ordinary shares of the Company, in accordance with the terms of the Articles, prior to any redemption in connection with the Extension Amendment Proposal and the Trust Amendment Proposal. Notwithstanding the conversion, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A ordinary shares.

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement either amendment unless our shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal.

This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect.

Additionally, unless the Redemption Limitation is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. However, in the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to the Annual General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Annual General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Annual General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment, the Redemption Limitation Amendment and the Trust Amendment proposals. Our Sponsor, directors, officers, advisors and their affiliates will be restricted from making any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of our Sponsor, Directors, Officers and Advisors

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors, officers and advisors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

•        If we do not consummate our initial business combination transaction by March 12, 2023, which is 24 months from the closing of our IPO, or by the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite number of votes (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we would: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. As a result of the liquidation process, all investors will lose the potential investment in a target company and any price appreciation in the combined company. In such event, the founder shares, including those owned by our Sponsor, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because our holders of our founder shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to complete our initial business combination within the required period.

•        In addition, simultaneously with the closing of the IPO, we completed the private sale of 1,100,000 private placement shares at a price of $10.00 per share, to our Sponsor.

•        Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future they will receive any cash fees, stock options or stock awards that a post-business combination Board of directors determines to pay to its directors and officers if they continue as directors and officers following such initial business combination.

•        In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share and (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act.

The Board’s Reasons for the Extension Amendment Proposal and the Trust Amendment Proposal at and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment and Trust Amendment are in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and the Trust Amendment Proposal, and recommends that you vote “FOR” such proposals.

Our Articles provide that we have until March 12, 2023 to complete our initial business combination under its terms. Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before March 12, 2023, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

We believe that it is in the best interests of our shareholders to extend the date that we have to consummate a business combination to the Extended Date in order to allow us to enter into an initial business combination, our shareholders to then evaluate the initial business combination and for us to be able to potentially consummate the initial business combination. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal.

After careful consideration of all relevant factors, our Board determined that the Extension Amendment and the Trust Amendment are in the best interests of the Company and its shareholders.

Resolutions to be Voted Upon

The full text of the resolution to be proposed in connection with the Extension Amendment Proposal is set out as the first resolution in the amendment to the Articles in the form set forth in Annex A.

The full text of the resolution to be proposed in connection with the Trust Amendment Proposal is as follows:

“RESOLVED, as an ordinary resolution with the approval of the affirmative vote of holders of at least 65% of the issued and outstanding ordinary shares of the Company, that the Company is authorized to enter into the Amendment No. 1 to the Investment Management Trust Agreement by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, in the form set forth in Annex B to this Proxy Statement.”

Our Board unanimously recommends that our shareholders vote “FOR” the approval of both the Extension Amendment Proposal and the Trust Amendment Proposal.

The Board’s Reasons for the Redemption Limitation Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Redemption Limitation Amendment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Redemption Limitation Amendment Proposal and recommends that you vote “FOR” such proposal.

Our Board believes the opportunity to complete a business combination is in the best interests of the Company and its shareholders.

Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. By eliminating the Redemption Limitation, we make it more likely that we will proceed with the Extension and have the opportunity to complete a business combination.

After careful consideration of all relevant factors, our Board determined that the Redemption Limitation Amendment is in the best interests of the Company and its shareholders.

Resolutions to be Voted Upon

The full text of the resolution to be proposed in connection with the Redemption Limitation Amendment Proposal is set out as the second resolution in the amendment to the Articles in the form set forth in Annex A.

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Redemption Limitation Amendment Proposal.

DIRECTOR PROPOSAL

At the Annual General Meeting, the holders of the Class B ordinary shares are being asked to re-appoint David Kennedy as a Class I director, to serve until the 2026 annual general meeting and until his successor is appointed and qualified.

Pursuant to our amended and restated memorandum and articles of association, until the closing of our initial business combination, only holders of our Class B ordinary shares can appoint or remove directors. Therefore, only holders of Class B ordinary shares will vote on the Director Proposal. The appointment of the director nominee requires an ordinary resolution of the Class B ordinary shareholders under Cayman Islands law, being the affirmative vote in person or by proxy of the holders of a majority of the outstanding Class B ordinary shares entitled to vote and actually cast thereon at the Annual General Meeting. Our Sponsor holds approximately 99.4% of our outstanding Class B ordinary shares and has informed us that it intends to vote in favor of the Director Proposal.

The following sets forth information regarding our director nominee:

David Kennedy, 53, has served on our board of directors since our inception. Mr. Kennedy is the co-founder and Partner Emeritus at Serent Capital, a San Francisco-based lower-middle market private equity firm focused on service and technology businesses. During his 12-year tenure at Serent Capital, Mr. Kennedy has built a successful track record investing in high growth technology companies. Prior to co-founding Serent Capital in 2008, Mr. Kennedy was President and Chairman of ServiceSource (NASDAQ: SREV), a Business Process Outsourcing software company that served many of the world’s leading technology companies. Under Mr. Kennedy’s leadership, ServiceSource grew revenues, profits, and employees and oversaw strong shareholder returns. Previously, David was a consultant at McKinsey & Company in London, Dublin, and San Francisco, and an Operations Manager at HJ Heinz in Central & Eastern Europe. We believe Mr. Kennedy’s extensive experience in private equity and business management qualify him to serve on our board of directors.

Directors Continuing in Office

Alex Slusky, 55, has been the Chairman of our Board and has served as our Chief Executive Officer since our inception. Mr. Slusky founded Vector Capital in 1997 and has more than 25 years of investing and operating experience in technology companies. He has deep technical experience in both private and public technology companies and has successfully invested across multiple market cycles including the 1998 — 2000 Internet bubble and the 2008 — 2009 financial crisis. Prior to founding Vector Capital, Mr. Slusky led the technology equity practice at Ziff Brothers Investments, managing a portfolio of public and private technology investments which later became Vector Capital I. Prior to Ziff, Mr. Slusky spent three years at New Enterprise Associates (NEA), where he focused on venture investments in software, communications, and digital media. Mr. Slusky began his career at Microsoft and McKinsey & Company. We believe Mr. Slusky’s significant investment and business management experience and deep technical experience in technology companies make him well qualified to serve as a member of our board of directors.

John Herr, 56, has served on our Board since our inception. Mr. Herr is a seasoned technology executive with more than 25 years of experience in the cloud, consumer internet, e-commerce, new media, and financial services sectors, and has an exceptional track record of scaling technology businesses into large enterprises. Since December 2020, Mr. Herr currently serves as CEO and on the Board of Directors of Arcoro, a growth-stage software company. Mr. Herr also serves as a professional director and previously served as Chief Executive Officer of Avetta from March 2015 to October 2019 and under his leadership, the company experienced significant revenue growth and transformed from break-even to highly profitable. Prior to Avetta, Mr. Herr served as CEO of Adaptive Insights, where he was responsible for meaningful revenue growth during his four-year tenure. Adaptive was ultimately sold to Workday for over $1.5 billion. Mr. Herr has also held executive roles at EZ Shield, eBay, PayPal and Buy.com. He currently serves on the Board of Directors of Planful, a Vector Capital portfolio company and WineAccess.com. We believe Mr. Herr’s extensive experience in investment and business management qualify him to serve on our board of directors.

Patrick Nichols, 47, has served on our Board since March 2022. Mr. Nichols has been Chief Executive Officer of Quest Software since April 2020. Prior to joining Quest Software, Mr. Nichols was Chief Executive Officer of Corel Corporation from 2014 to 2020. Mr. Nichols was a member of the board of directors of CloudSense from December 2017 to May 2020. Mr. Nichols obtained a B.S. in Computer Science from Cornell University.

Vote Required for Approval

The Director Proposal must be approved as an ordinary resolution of the holders of Class B ordinary shares under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding Class B ordinary shares who, being present and entitled to vote at the Annual General Meeting, vote at the Annual General Meeting. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Annual General Meeting.

The Director Proposal is not conditioned on any other proposal.

Resolution

“RESOLVED, as an ordinary resolution of the holders of Class B ordinary shares of the Company THAT David Kennedy be re-appointed as a Class I director of the Company, to hold office until the 2026 annual general meeting in accordance with the amended and restated memorandum and articles of association of the Company.”

Recommendation of the Board

Our Board unanimously recommends that the holders of the Class B ordinary shares vote “FOR” the approval of the Director Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Annual General Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and/or the Trust Amendment Proposal. In no event will our Board adjourn the Annual General Meeting for more than 30 days.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Annual General Meeting to a later date or dates to permit further solicitation and vote of proxies or if our Board determines before the Annual General Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Annual General Meeting to a later date or dates to be determined by the chairman of the Annual General Meeting, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies or if the Board determines before the Annual General Meeting that it is not necessary or no longer desirable to proceed with the other proposals be confirmed, ratified and approved in all respects.”

Vote Required for approval

The Adjournment Proposal must be approved as an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual General Meeting, vote at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual General Meeting.

Recommendation of the Board

If presented, our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

CORPORATE GOVERNANCE

Directors and Executive Officers

As of the date of this Report, our directors and officers are as follows:

Name	Age	Position
Alex Slusky	55	Chief Executive Officer and Chairman
David Fishman	52	President
David Baylor	63	Chief Financial Officer
John Herr	56	Director
David Kennedy	53	Director
Patrick Nichols	47	Director

Alex Slusky, our Chief Executive Officer and Chairman, founded Vector Capital in 1997 and has more than 25 years of investing and operating experience in technology companies. Mr. Slusky also previously served as Chief Executive Officer and Chairman of Vector I, a special purpose acquisition that completed its initial business combination with Rocket Lab in 2021. Mr. Slusky currently serves on the Board of Directors of Rocket Lab. He has deep technical experience in both private and public technology companies and has successfully invested across multiple market cycles including the 1998-2000 Internet bubble and the 2008-2009 financial crisis. Prior to founding Vector Capital, Mr. Slusky led the technology equity practice at Ziff Brothers Investments, managing a portfolio of public and private technology investments which later became Vector Capital I. Prior to Ziff, Mr. Slusky spent three years at New Enterprise Associates (NEA), where he focused on venture investments in software, communications, and digital media. Mr. Slusky began his career at Microsoft and McKinsey & Company.

We believe Mr. Slusky’s significant investment and business management experience and deep technical experience in technology companies make him well qualified to serve as a member of our board of directors.

David Fishman, our President, joined Vector Capital in 2006 and has more than 20 years of investing and transactional experience in technology companies. Mr. Fishman also previously served on the Board of Directors of Vector I, a special purpose acquisition that completed its initial business combination with Rocket Lab in 2021. Prior to joining Vector, Mr. Fishman spent ten years at Goldman Sachs, where he was a Managing Director in the Mergers and Acquisitions division and focused on technology and media transactions. Mr. Fishman has extensive transaction expertise, having consummated approximately 30 mergers and acquisitions during his tenure at Goldman Sachs, worth an aggregate value of $110 billion, including transactions involving Microsoft, eBay, Adobe, IBM, Oracle, and PeopleSoft.

David Baylor, our Chief Financial Officer, joined Vector Capital in 2008 and has more than 30 years of operating experience, including as a senior executive at a publicly traded company. Mr. Baylor also previously served as the Chief Financial Officer of Vector I, a special purpose acquisition that completed its initial business combination with Rocket Lab in 2021. Prior to joining Vector, Mr. Baylor was the Chief Operating Officer and Chief Financial Officer at Thomas Weisel Partners where he was a member of the Executive Committee. Prior to Thomas Weisel Partners, Mr. Baylor was a Managing Director with Montgomery Securities, a securities attorney with Howard, Rice, Nemerovski, Canady, Falk & Rabkin, and a certified public accountant with Deloitte & Touche.

John Herr, our director, is a seasoned technology executive with more than 25 years of experience in the cloud, consumer internet, e-commerce, new media, and financial services sectors, and has an exceptional track record of scaling technology businesses into large enterprises. Mr. Herr previously served on the Board of Directors of Vector I, a special purpose acquisition that completed its initial business combination with Rocket Lab in 2021. Mr. Herr currently serves as a professional director and previously served as Chief Executive Officer of Avetta from March 2015 to October 2019 and under his leadership, the company experienced significant revenue growth and transformed from break-even to highly profitable. Prior to Avetta, Mr. Herr served as CEO of Adaptive Insights, where he was responsible for meaningful revenue growth during his four-year tenure. Adaptive was ultimately sold to Workday for over $1.5 billion. Mr. Herr has also held executive roles at EZ Shield, eBay, PayPal, and Buy.com. He currently serves on the Board of Directors of Planful, a Vector Capital portfolio company, and WineAccess.com.

David Kennedy, our director, is the co-founder and a Partner at Serent Capital, a San Francisco-based lower-middle market private equity firm focused on service and technology businesses. During his 12-year tenure at Serent Capital, Mr. Kennedy has built a successful track record investing in high growth technology companies. Prior to co-founding Serent Capital in 2008, Mr. Kennedy was President and Chairman of ServiceSource (NASDAQ: SREV), a Business Process Outsourcing software company that served many of the world’s leading technology companies. Under Mr. Kennedy’s leadership, ServiceSource grew revenues, profits, and employees and oversaw strong shareholder returns. Mr. Kennedy previously served on the Board of Directors of Vector I, a special purpose acquisition that completed its initial business combination with Rocket Lab in 2021. Previously, Mr. Kennedy was a consultant at McKinsey & Company in London, Dublin, and San Francisco, and an Operations Manager at HJ Heinz in Central & Eastern Europe.

Patrick Nichols, our director, has been Chief Executive Officer of Quest Software since April 2020. Prior to joining Quest Software, Mr. Nichols was Chief Executive Officer of Corel Corporation from 2014 to 2020. Mr. Nichols was a member of the board of directors of CloudSense from December 2017 to May 2020. Mr. Nichols obtained a B.S. in Computer Science from Cornell University.

Shareholder Meetings

Our board of directors and the audit committee each held four meetings during the last full fiscal year, with each director in attendance at each such meeting. We do not have a formal policy regarding members’ attendance.

Number and Terms of Office of Officers and Directors

Our board of directors is divided into three classes, with only one class of directors being elected in each year, and with each class (except for those directors appointed prior to our first annual meeting of shareholders) serving a three-year term. In accordance with the Nasdaq corporate governance requirements, we are not required to hold a general meeting until one year after our first fiscal year end following our listing on the Nasdaq. The Director Proposal consists of re-appointing Mr. Kennedy as a Class I director, to serve until the 2026 annual general meeting and until his successor is appointed and qualified The term of office of the second class of directors, consisting of Mr. Herr, will expire at our second annual meeting of shareholders. The term of office of the third class of directors, consisting of Mr. Slusky and Mr. Nichols, will expire at our third annual meeting of shareholders.

Prior to the completion of an initial business combination, any vacancy on the board of directors may be filled by a nominee chosen by holders of a majority of our founder shares. In addition, prior to the completion of an initial business combination, holders of a majority of our founder shares may remove a member of the board of directors for any reason.

Pursuant to a registration and shareholder rights agreement entered into on or prior to the closing of our initial public offering, our sponsor, upon and following consummation of an initial business combination, will be entitled to nominate three individuals for appointment to our board of directors, as long as the sponsor holds any securities covered by the registration and shareholder rights agreement.

Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our amended and restated memorandum and articles of association as it deems appropriate. Our amended and restated memorandum and articles of association provide that our officers may consist of one or more chairman of the board, chief executive officer, president, chief financial officer, vice presidents, secretary, treasurer and such other offices as may be determined by the board of directors.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent. Our board of directors has determined that Mr. Herr, Mr. Nichols and Mr. Kennedy are “independent directors” as defined in the Nasdaq listing standards. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Committees of the Board of Directors

Our board of directors has three standing committees: an audit committee, a nominating committee and a compensation committee. Each committee operates under a charter that has been approved by our board and has the composition and responsibilities described below.

Audit Committee

Mr. Herr, Mr. Kennedy and Mr. Nichols serve as members of our audit committee. Our board of directors has determined that each of Mr. Herr, Mr. Nichols and Mr. Kennedy is independent under the Nasdaq listing standards and applicable SEC rules. Mr. Herr serves as the Chairman of the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. Because we listed our securities on the Nasdaq in connection with our initial public offering, our audit committee must have one independent member at the time of listing, a majority of independent members within 90 days of listing, and consist of all independent members within one year of listing. Each member of the audit committee is financially literate and our board of directors has determined that Mr. Herr qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

The audit committee is responsible for:

•        meeting with our independent registered public accounting firm regarding, among other issues, audits, and adequacy of our accounting and control systems;

•        monitoring the independence of the independent registered public accounting firm;

•        verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•        inquiring and discussing with management our compliance with applicable laws and regulations; pre-approving all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed;

•        appointing or replacing the independent registered public accounting firm;

•        determining the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies;

•        monitoring compliance on a quarterly basis with the terms of our initial public offering and, if any noncompliance is identified, immediately taking all action necessary to rectify such noncompliance or otherwise causing compliance with the terms of our initial public offering; and

•        reviewing and approving all payments made to our existing shareholders, executive officers or directors and their respective affiliates. Any payments made to members of our audit committee will be reviewed and approved by our board of directors, with the interested director or directors abstaining from such review and approval.

Leadership Structure and Risk Oversight

Oversight of risk is administered directly through our board of directors as a whole, or through the audit committee. Various reports and presentations regarding risk management are presented to the board of directors including the procedures that the Company has adopted to identify and manage risks. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of the Company’s financial statements and the independent audit thereof. The audit committee reserves time at each of its meetings to meet with the Company’s independent registered public accounting firm outside of the presence of the Company’s management.

Nominating Committee

The members of our nominating committee are Mr. Herr, Mr. Kennedy and Mr. Nichols, and Mr. Kennedy serves as chairman of the nominating committee. Under our charter, we are required to have a nominating committee composed of at least three members, all of whom must be independent. Because we listed our securities on the Nasdaq in connection with our initial public offering, our nominating committee must have one independent member at the time of listing, a majority of independent members within 90 days of listing, and consist of all independent members within one year of listing. Our board of directors has determined that each of Mr. Herr, Mr. Kennedy and Mr. Nichols is independent.

The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in a charter adopted by us, generally provide that persons to be nominated:

•        should have demonstrated notable or significant achievements in business, education or public service;

•        should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•        should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

The nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by shareholders and other persons.

Prior to business combination, only holders of Class B ordinary shares will have the right to vote on the election of Directors pursuant to the Articles.

Compensation Committee

The members of our compensation committee are Mr. Herr and Mr. Kennedy, and Mr. Kennedy serves as chairman of the compensation committee. Under the Nasdaq listing standards, we are required to have a compensation committee composed entirely of independent directors. Our board of directors has determined that each of Mr. Herr and Mr. Kennedy is independent. We adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our President’s, Chief Financial Officer’s and Chief Operating Officer’s, evaluating our President’s, Chief Financial Officer’s and Chief Operating Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our President, Chief Financial Officer and Chief Operating Officer based on such evaluation;

•        reviewing and approving the compensation of all of our other Section 16 executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the Nasdaq and the SEC.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the compensation committee of any entity that has one or more executive officers serving on our board of directors.

Delinquent Section 16(a) Reports

Mr. Nichols did not file a Form 3 upon becoming a member of our Board, including the concurrent acquisition of 25,000 founder shares transferred by our Sponsor.

Our Sponsor did not file a Form 4 in connection with the acquisition of the private placement shares and did not file a Form 4 in connection with the transfer of 25,000 founder shares to Mr. Nichols.

Code of Ethics

We adopted a Code of Ethics applicable to our directors, officers and employees. A copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Employee, Officer and Director Hedging

We have not adopted any policy or practices regarding hedging of our securities.

Legal Proceedings

There are no material pending legal proceedings to which any of the individuals listed above is party adverse to the Company or has a material interest adverse to the Company.

Shareholder Communications with the Board

We have not implemented a formal policy or procedure by which our shareholders can communicate directly with our board of directors. To date, our efforts have been limited to organizational or incorporation activities as well as activities related to ongoing public reporting obligations. We have not selected any specific business combination target and we have not, nor has anyone on our behalf, initiated any substantive discussions, directly or indirectly, with any business combination target. To date, our efforts have been limited to organizational activities as well as activities related to this offering. We have generated no operating revenues to date and we do not expect that we will generate operating revenues until we consummate our initial business combination.

Conflicts of Interest

Under Cayman Islands law, directors and officers owe the following fiduciary duties:

•        duty to act in good faith in what the director or officer believes to be in the best interests of the company as a whole;

•        duty to exercise powers for the purposes for which those powers were conferred and not for a collateral purpose;

•        directors should not improperly fetter the exercise of future discretion;

•        duty to exercise powers fairly as between different sections of shareholders;

•        duty not to put themselves in a position in which there is a conflict between their duty to the company and their personal interests; and

•        duty to exercise independent judgment.

In addition to the above, directors also owe a duty of care which is not fiduciary in nature. This duty has been defined as a requirement to act as a reasonably diligent person having both the general knowledge, skill and experience that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to the company and the general knowledge skill and experience of that director.

As set out above, directors have a duty not to put themselves in a position of conflict and this includes a duty not to engage in self-dealing, or to otherwise benefit as a result of their position. However, in some instances what would otherwise be a breach of this duty can be forgiven and/or authorized in advance by the shareholders provided that there is full disclosure by the directors. This can be done by way of permission granted in the amended and restated memorandum and articles of association or alternatively by shareholder approval at shareholder meetings.

Certain of our officers and directors presently have, and any of them in the future may have additional, fiduciary and contractual duties to other entities. As a result, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, then, subject to their fiduciary duties under Cayman Islands law, he or she will need to honor such fiduciary or contractual obligations to present such business combination opportunity to such entity, before we can pursue such opportunity. If these other entities decide to pursue any such opportunity, we may be precluded from pursuing the same. However, we do not expect these duties to materially affect our ability to complete our initial business combination. Our amended and restated memorandum and articles of association provide that we renounce our interest in any business combination opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of the company and it is an opportunity that we are able to complete on a reasonable basis.

Below is a table summarizing the entities to which our executive officers and directors currently have fiduciary duties, contractual obligations or other material management relationships (in addition to those with respect to our company):

Individual	Entity	Entity’s Business	Affiliation
Alex Slusky	Vector Capital and affiliates	Private Equity	Founder
	Rocket Lab	Aerospace	Director
	Cambium Networks	Wireless Broadband Solutions	Director
	WatchGuard Technologies	Network Security Solutions	Director
David Fishman	Vector Capital and affiliates	Private Equity	Officer
	Planful	Financial Planning &Analysis Software	Director
David Baylor	Vector Capital and affiliates	Private Equity	Officer
John Herr	Planful	Financial Planning and Analysis Software	Director
	Wineaccess.com	Ecommerce	Director
	Arcoro	Construction Technology Software Company	Chief Executive Officer and Director

Individual	Entity	Entity’s Business	Affiliation
David Kennedy	Serent Capital	Private Equity	Partner Emeritus
	1Life Healthcare, dba One Medical (NASDAQ: ONEM)	Healthcare Services	Director
	Axiom Medical	Healthcare Services	Director
	C2 Educational Systems	Education Services	Director
	Professional Health Network	Healthcare Services	Director
	Safety Services	Safety and Compliance Services	Director
	Senior Dental Care	Healthcare Services	Director
	United Allergy Services	Healthcare Services	Director
	USA Test Prep	Education Software	Director
	Employer Direct Healthcare	Healthcare	Director
Patrick Nichols	Quest Software	Information Technology	Chief Executive Officer

Potential investors should also be aware of the following other potential conflicts of interest:

•        Our executive officers and directors are not required to, and will not, commit their full time to our affairs, which may result in a conflict of interest in allocating their time between our operations and our search for a business combination and their other businesses. We do not intend to have any full-time employees prior to the completion of our initial business combination. Each of our executive officers is engaged in several other business endeavors for which he may be entitled to substantial compensation, and our executive officers are not obligated to contribute any specific number of hours per week to our affairs.

•        Our sponsor subscribed for founder shares and purchased private placement shares in a transaction that closed simultaneously with the closing of our initial public offering.

•        Our sponsor and each member of our management team have entered into an agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to any founder shares and public shares held by them in connection with (i) the completion of our initial business combination and (ii) a shareholder vote to approve an amendment to our amended and restated memorandum and articles of association (A) that would modify the substance or timing of our obligation to provide holders of our Class A ordinary shares the right to have their shares redeemed in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within 24 months from the closing of our initial public offering or (B) with respect to any other provision relating to the rights of holders of our Class A ordinary shares or pre-initial business combination activity. Additionally, our sponsor has agreed to waive its rights to liquidating distributions from the trust account with respect to its founder shares if we fail to complete our initial business combination within the prescribed time frame. If we do not complete our initial business combination within the prescribed time frame, the private placement shares will expire worthless. Except as described herein, our sponsor and our directors and executive officers have agreed not to transfer, assign or sell any of their founder shares until the earliest of (A) one year after the completion of our initial business combination and (B) subsequent to our initial business combination, (x) if the closing price of our Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date on which we complete a liquidation, merger, share exchange or other similar transaction that results in all of our public shareholders having the right to exchange their ordinary shares for cash, securities or other property. Except as described herein, the private placement shares will not be transferable until 30 days following the completion of our initial business combination. Because each of our executive officers and directors owns ordinary shares directly or indirectly, they may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination.

•        Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors is included by a target business as a condition to any agreement with respect to our initial business combination. In addition, our sponsor, officers and directors may sponsor, form or participate in other blank check companies similar to ours during the period in which we are seeking an initial business combination. Any such companies may present additional conflicts of interest in pursuing an acquisition target, particularly in the event there is overlap among investment mandates.

We are not prohibited from pursuing an initial business combination with a company that is affiliated with our sponsor, officers or directors. In the event we seek to complete our initial business combination with a company that is affiliated with our sponsor or any of our officers or directors, we, or a committee of independent directors, will obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions that such initial business combination is fair to our company from a financial point of view. We are not required to obtain such an opinion in any other context.

Furthermore, in no event will our sponsor or any of our existing officers or directors, or their respective affiliates, be paid by us any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the completion of our initial business combination. Further, since the consummation of our initial public offering, we reimburse an affiliate of our sponsor for office space, secretarial and administrative services provided to us in the amount of $10,000 per month.

We cannot assure you that any of the above mentioned conflicts will be resolved in our favor.

If we seek shareholder approval, we will complete our initial business combination only if a majority of the ordinary shares, represented in person or by proxy and entitled to vote thereon, voted at a shareholder meeting are voted in favor of the business combination. In such case, our sponsor and each member of our management team have agreed to vote their founder shares and public shares in favor of our initial business combination.

Limitation on Liability and Indemnification of Officers and Directors

Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against willful default, willful neglect, civil fraud or the consequences of committing a crime. Our amended and restated memorandum and articles of association provide for indemnification of our officers and directors to the maximum extent permitted by law, including for any liability incurred in their capacities as such, except through their own actual fraud, willful default or willful neglect. We will enter into agreements with our directors and officers to provide contractual indemnification in addition to the indemnification provided for in our amended and restated memorandum and articles of association. We expect to purchase a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

Our officers and directors have agreed to waive any right, title, interest or claim of any kind in or to any monies in the trust account, and have agreed to waive any right, title, interest or claim of any kind they may have in the future as a result of, or arising out of, any services provided to us and will not seek recourse against the trust account for any reason whatsoever (except to the extent they are entitled to funds from the trust account due to their ownership of public shares). Accordingly, any indemnification provided will only be able to be satisfied by us if (i) we have sufficient funds outside of the trust account or (ii) we consummate an initial business combination.

Our indemnification obligations may discourage shareholders from bringing a lawsuit against our officers or directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against our officers and directors, even though such an action, if successful, might otherwise benefit us and our shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against our officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

EXECUTIVE COMPENSATION

Officer and Director Compensation

The following disclosure concerns the compensation of our executive officers and directors for the fiscal year ended December 31, 2022.

None of our executive officers or directors have received any cash compensation for services rendered to us. Since the consummation of our initial public offering and until the earlier of our initial business combination and our liquidation, we will reimburse an affiliate of our sponsor for office space, secretarial and administrative services provided to us in the amount of $10,000 per month. In addition, our sponsor, executive officers and directors, or their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews on a quarterly basis all payments that were made by us to our sponsor, executive officers or directors, or their affiliates. Any such payments prior to an initial business combination are made using funds held outside the trust account. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and consummating an initial business combination. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, is paid by the company to our sponsor, executive officers and directors, or their respective affiliates, prior to completion of our initial business combination.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our shareholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the ordinary shares as of February 16, 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of ordinary shares, by:

•        each person known by us to be the beneficial owner of more than 5% of our ordinary shares;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

As of the record date, there were a total of 57,350,000 ordinary shares outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

	Class B ordinary shares		Class A ordinary shares
Name of Beneficial Owners(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Ordinary Shares
Vector Acquisition Partners II, L.P. (our Sponsor)(2)	11,175,000	99.3%	1,100,000	2.4%	19.5%
Alex Slusky(2)	11,175,000	99.3%	1,100,000	2.4%	19.5%
David Baylor	—	—	—	—	—
David Fishman	—	—	—	—	—
John Herr	25,000	*	—	—	*
David Kennedy	25,000	*	—	—	*
Patrick Nichols	25,000	*	—	—	*
All directors and executive officers as a group (six individuals)	11,250,000	100%	—	—	19.6%
Citadel Advisors(3)	—	—	2,914,448	7.2%	5.8%
Glazer Capital(4)	—	—	2,338,106	5.1%	4.1%
Millennium Management LLC(5)	—	—	3,301,441	5.0%	4.0%

____________

*        Less than one percent

(1)      Unless otherwise noted, the business address of each of our shareholders is One Market Street, Steuart Tower, 23rd Floor, San Francisco, CA 94105.

(2)      Includes Class B ordinary shares held directly by our sponsor. Our sponsor is controlled by Vector Capital Partners V, Ltd. (the “General Partner”), its general partner, and this individual. Accordingly, all of the shares held by our sponsor may be deemed to be beneficially held by the General Partner or this individual. The General Partner and this individual disclaim such beneficial ownership except to the extent of any pecuniary interests therein, directly or indirectly.

(3)      Includes Class A ordinary shares beneficially held by Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”), Citadel GP LLC (“CGP”), Citadel Securities LLC (“Citadel Securities”), Citadel Securities Group LP (“CALC4”), Citadel Securities GP LLC (“CSGP”) and Mr. Kenneth Griffin (collectively with Citadel Advisors, CAH, CGP, Citadel Securities, CALC4 and CSGP, the “Citadel Reporting Persons”) with respect to the Class A ordinary shares owned by Citadel Multi-Strategy Equities Master Fund Ltd., a Cayman Islands company (“CM”), and Citadel Securities, in each case, based on a Schedule 13G/A filed on February 14, 2022. Citadel Advisors is the portfolio manager for CM. CAH is the sole member of Citadel Advisors. CGP is the general partner of CAH. CALC4 is the non-member manager of Citadel Securities. CSGP is the general partner of CALC4. Mr. Griffin is the President and Chief Executive Officer of CGP, and owns a controlling interest in CGP and CSGP. The business address of the Citadel Reporting Persons is 131 S. Dearborn Street, 32nd Floor, Chicago, Illinois 60603.

(4)      Includes Class A ordinary shares beneficially held by Glazer Capital LLC and Paul J. Glazer, based on a Schedule 13G/A filed on February 14, 2022. Glazer Capital, LLC serves as investment manager of certain funds and managed accounts. Mr. Paul J. Glazer serves as the Managing Member of Glazer Capital, LLC. The business address for Glazer Capital LLC is 250 West 55th Street, Suite 30A, New York, New York 10019.

(5)      Includes Class A ordinary shares beneficially held by Millennium Management LLC, Millennium Group Management LLC and Israel A. Englander, based on a Schedule 13G/A filed on January 25, 2023. The securities beneficially owned by Millennium Management LLC, Millennium Group Management LLC and Israel A. Englander are held by entities subject to voting control and investment discretion by Millennium Management LLC and/or other investment managers that may be controlled by Millennium Group Management LLC (the managing member of Millennium Management LLC) and Mr. Englander (the sole voting trustee of the managing member of Millennium Group Management LLC). The business address for Millennium Management LLC is 399 Park Avenue, New York, New York 10022.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

On January 11, 2021, the Sponsor paid $25,000 to cover certain offering and formation costs of the Company in consideration for 11,500,000 Class B founder shares. On March 9, 2021, the Company effected a share capitalization pursuant to which the Company issued 1,437,500 additional Class B ordinary shares, resulting in the Company’s initial shareholders holding 12,937,500 Class B ordinary shares. The founder shares included an aggregate of up to 1,687,500 shares subject to forfeiture depending on the extent to which the underwriters’ over-allotment option is exercised, so that the number of founder shares will equal, on an as-converted basis, approximately 20% of the Company’s issued and outstanding ordinary shares after the Proposed Public Offering (excluding the private placement shares). On April 23, 2021, the underwriters’ over-allotment option pursuant to the underwriting agreement to purchase up to 6,750,000 additional public shares expired without exercise and consequently 1,687,500 founder shares were forfeited for no consideration. Simultaneously with the closing of our initial public offering, the Sponsor purchased an aggregate of 1,100,000 private placement shares at a price of $10.00 per private placement share, for an aggregate purchase price of $11,000,000. A portion of the proceeds from the private placement shares were added to the proceeds from the initial public offering held in the trust account. If the Company does not complete a business combination within the Combination Period, as a result of the liquidation process, all investors will lose the potential investment in a target company and any price appreciation in the combined company, the proceeds from the sale of the private placement shares will be used to fund the redemption of the public shares (subject to the requirements of applicable law) and the private placement shares will expire worthless.

If any of our officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such entity. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.

We currently maintain our executive offices at One Market Street, Steuart Tower, 23rd Floor, San Francisco, CA 94105. The cost for our use of this space is included in the $10,000 per month fee we pay to an affiliate of our sponsor for office space, administrative and support service. We consider our current office space adequate for our current operations.

In order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete our initial business combination, we may repay such loaned amounts out of the proceeds of the trust account released to us. Otherwise, such loans would be repaid only out of funds held outside the trust account. In the event that our initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used to repay such loaned amounts. Except as set forth above, the terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans. Prior to the completion of our initial business combination, we do not expect to seek loans from parties other than our sponsor, its affiliates or our management team as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

No compensation of any kind, including finder’s and consulting fees, is paid by the company to our sponsor, executive officers and directors, or any of their respective affiliates, prior to completion of our initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a shareholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

We entered into a registration and shareholder rights agreement pursuant to which our sponsor will be entitled to certain registration rights with respect to the private placement shares, the shares issuable upon conversion of working capital loans (if any) and the Class A ordinary shares issuable upon exercise of the foregoing and upon conversion of the founder shares, and, upon consummation of our initial business combination, to nominate three individuals for election to our board of directors, as long as the sponsor holds any securities covered by the registration and shareholder rights agreement.

Policy for Approval of Related Party Transactions

The audit committee of our board of directors operates pursuant to a charter that provides for the review, approval and/or ratification of “related party transactions,” which are those transactions required to be disclosed pursuant to Item 404 of Regulation S-K as promulgated by the SEC, by the audit committee. At its meetings, the audit committee is provided with the details of each new, existing, or proposed related party transaction, including the terms of the transaction, any contractual restrictions that the company has already committed to, the business purpose of the transaction, and the benefits of the transaction to the company and to the relevant related party. Any member of the committee who has an interest in the related party transaction under review by the committee shall abstain from voting on the approval of the related party transaction, but may, if so requested by the chairman of the committee, participate in some or all of the committee’s discussions of the related party transaction. Upon completion of its review of the related party transaction, the committee may determine to permit or to prohibit the related party transaction.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship with the company which in the opinion of the company’s board of directors, could interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Mr. Herr, Mr. Nichols and Mr. Kennedy are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The firm of WithumSmith+Brown, PC, or Withum, acts as our independent registered public accounting firm. The following is a summary of fees paid to Withum for services rendered.

Audit Fees.    During the year ended December 31, 2022 and for the period from January 5, 2021 (inception) through December 31, 2021, fees for our independent registered public accounting firm were approximately $76,440 and $106,605 for the services Withum performed in connection with our Initial Public Offering, review of the financial information included in our Forms 10-Q for the respective periods and other required filings and the audit of our December 31, 2022 financial statements included in this Annual Report on Form 10-K.

Audit-Related Fees.    During the year ended December 31, 2022 and for the period from January 5, 2021 (inception) through December 31, 2021, our independent registered public accounting firm did not render assurance and related services related to the performance of the audit or review of financial statements.

Tax Fees.    During the year ended December 31, 2022 and for the period from January 5, 2021 (inception) through December 31, 2021, our independent registered public accounting firm did not render services to us for tax compliance, tax advice and tax planning.

All Other Fees.    During the year ended December 31, 2022 and for the period from January 5, 2021 (inception) through December 31, 2021, there were no fees billed for products and services provided by our independent registered public accounting firm other than those set forth above.

We do not expect that representatives of Withum will be present at the Annual General Meeting.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our Initial Public Offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

SHAREHOLDER PROPOSALS FOR THE 2024 ANNUAL GENERAL MEETING

If the Extension Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Company intends to hold an extraordinary general meeting of shareholders for the purpose of approving its initial business combination and related transactions. Accordingly, the Company’s next annual general meeting of shareholders would be held at a future date to be determined by the post business-combination company. The Company expects that it would notify shareholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual general meeting following the completion of an initial business combination. For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to shareholders at the Company’s 2024 annual general meeting of shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Company’s charter in place at such time. The Company anticipates that the 2024 annual general meeting will be held no later than December 21, 2024. Assuming the 2024 annual general meeting is held on or before such date, such proposals must be received by the Company at its executive offices a reasonable time before the Company begins to print and send its proxy materials for the 2024 annual general meeting.

If the Extension Proposal and the Trust Amendment Proposal are not approved, then the Company will cease all operations except for the purpose of winding up and there will be no 2024 annual general meeting.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•        if the shares are registered in the name of the shareholder, the shareholder should contact us at the offices of Kirkland & Ellis LLP, located at 609 Main Street, Suite 4700, Houston, TX 77002, to inform us of the shareholder’s request; or

•        if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Annual General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Shareholders, please call toll free: (800) 662-5200
Banks and Brokerage Firms, please call collect: (203) 658-9400
Email: VAQC.info@investor.morrowsodali.com

You may also obtain these documents by requesting them in writing from us by addressing such request to the offices of Kirkland & Ellis LLP, located at 609 Main Street, Suite 4700, Houston, TX 77002.

If you are a shareholder of the Company and would like to request documents, please do so by March 1, 2023 (one week prior to the meeting date), in order to receive them before the Annual General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENTS
TO THE
AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
VECTOR ACQUISITION CORPORATION II

VECTOR ACQUISITION CORPORATION II
(the “Company”)
RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

FIRST, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)     amending Article 170(a) by deleting the following introduction of such sub-section:

“In the event that either the Company does not consummate a Business Combination by twenty-four months after the closing of the IPO” and replacing it with the following:

“In the event that either the Company does not consummate a Business Combination by March 12, 2024 or such earlier date as is determined by the board of Directors to be in the best interests of the Company”; and

SECOND, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)     amending Article 164(b) by deleting the words:

“provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001”.

Annex A-1

ANNEX B

FORM OF AMENDMENT NO. 1 TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of March 8, 2023, by and between Vector Acquisition Corporation II, a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on March 12, 2021, the Company consummated an initial public offering (the “Offering”) of Class A ordinary shares, par value $0.0001 per share, of the Company (“Ordinary Shares”);

WHEREAS, $450,000,000 of the net proceeds of the Offering and sale of the Private Placement Shares (as defined in the Underwriting Agreement) were delivered to the Trustee to be deposited and held in the segregated Trust Account located in the United States for the benefit of the Company and the holders of Ordinary Shares issued in the Offering pursuant to the investment management trust agreement made effective as of March 9, 2021, by and between the Company and the Trustee (the “Original Agreement”);

WHEREAS, the Company has sought the approval of the holders of its Ordinary Shares and holders of its Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), at an annual general meeting to: (i) extend the date before which the Company must complete a business combination from March 12, 2023 to March 12, 2024 or such earlier date as is determined by our Board to be in the best interests of the Company (the “Extension Amendment”) and (ii) extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination from March 12, 2023 to March 12, 2024 or such earlier date as is determined by our Board to be in the best interests of the Company (the “Trust Amendment”);

WHEREAS, holders of at least sixty-five percent (65%) of the then issued and outstanding Ordinary Shares and Class B Ordinary Shares, voting together as a single class, approved the Trust Amendment;

WHEREAS, holders of at least one-third of the then issued and outstanding ordinary shares who, being present and entitled to vote at an annual general meeting, voted at the annual general meeting; and

WHEREAS, the parties desire to amend the Original Agreement to, among other things, reflect amendments to the Original Agreement contemplated by the Trust Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment to Trust Agreement. Section 1(i) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest (which interest shall be net of any taxes payable and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses, it being understood that the Trustee has no obligation to monitor or question the Company’s position that an allocation has been made for taxes payable), only as directed in the Termination Letter and the other documents referred to therein; provided that, in the case a Termination Letter in the form of Exhibit A is received, or (y) upon March 12, 2024 or such earlier date as is determined by our Board to be in the best interests of the Company, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest (which interest shall be net of any taxes payable and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by March 12, 2024

Annex B-1

or such earlier date as is determined by our Board to be in the best interests of the Company, the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Shareholders;”.

2.      Miscellaneous Provisions.

2.1.     Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2.     Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3.     Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4.     Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5.     Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6.     Entire Agreement. The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby cancelled and terminated.

[Signature page follows]

Annex B-2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Continental Stock Transfer & Trust Company, as Trustee
By:
Name:
Title:
Vector Acquisition Corporation II
By:	/s/ Alex Slusky
	Name:	Alex Slusky
	Title:	Chairman and Chief Executive Officer

Annex B-3

VECTOR ACQUISITION CORPORATION II
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL GENERAL MEETING TO BE HELD AT 10:00 A.M. EASTERN TIME ON MARCH 8, 2023

The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated February 23, 2023, in connection with the Annual General Meeting to be held at 10:00 a.m. Eastern Time on March 8, 2023, for the sole purpose of considering and voting upon the following proposals, and hereby appoints David Baylor and Alex Slusky, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of Vector Acquisition Corporation II (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Annual General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to be held at 10:00 a.m. Eastern Time on March 8, 2023:

The notice of Annual General Meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/vectoracquisitionii/2023

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4	Please mark votes as indicated in this example	☒
Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN	Check here for address change and indicate the correct address below: ☐

Amend the Company’s Articles to extend the date that the Company has to consummate a business combination from March 12, 2023 to March 12, 2024 or such earlier date as is determined by the board of Directors to be in the best interests of the Company pursuant to the following resolution:

FIRST, RESOLVED, as a special resolution THAT, effective immediately, the Articles of the Company be amended by:

(a)       amending Article 170(a) by deleting the following introduction of such sub-section:

“In the event that either the Company does not consummate a Business Combination by twenty-four months after the closing of the IPO”

and replacing it with the following:

“In the event that either the Company does not consummate a Business Combination by March 12, 2024 or such earlier date as is determined by our Board to be in the best interests of the Company”.

	☐	☐	☐
Proposal 2 — Redemption Limitation Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s Articles to eliminate the limitation that the Company shall not redeem Class A ordinary shares sold in the IPO to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 pursuant to the following resolution:

SECOND, RESOLVED, as a special resolution THAT, effective immediately, the Articles of the Company be amended by:

(a)       amending Article 164(b) by deleting the words:

“provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001”.

	☐	☐	☐

Proposal 3 — Trust Amendment Proposal	FOR	AGAINST	ABSTAIN	Date: ___________, 2023

Amend the Investment Management Trust Agreement, dated March 9, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date on which Continental must liquidate the Trust Account established in connection with the Company’s initial public offering if the Company has not completed its initial business combination from March 12, 2023 to March 12, 2024 or such earlier date as is determined by our Board to be in the best interests of the Company pursuant to the following resolution:

“RESOLVED, as an ordinary resolution with the approval of the affirmative vote of holders of at least 65% of the issued and outstanding ordinary shares of the Company, that the Company is authorized to enter into the Amendment No. 1 to the Investment Management Trust Agreement by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, in the form set forth in Annex B to this Proxy Statement.”

Proposal 3 is conditioned on the approval of Proposal 1. If Proposal 3 is approved by the shareholders and Proposal 1 is not, neither proposal will take effect.

	☐	☐	☐

___________________

Signature

___________________
Signature (if held jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

Proposal 4 — Director Proposal	FOR	AGAINST	ABSTAIN

Re-appoint David Kennedy as a Class I director, to serve until the 2026 annual general meeting and until his successor is appointed and qualified, pursuant to the following resolution:

“RESOLVED, as an ordinary resolution of the holders of Class B ordinary shares of the Company THAT David Kennedy be re-appointed as a Class I director of the Company, to hold office until the 2026 annual general meeting in accordance with the amended and restated memorandum and articles of association of the Company.”

	☐	☐	☐
Proposal 5 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

Adjourn the Annual General Meeting to a later date or dates, or indefinitely, if necessary or convenient, pursuant to the following resolution:

“RESOLVED, as an ordinary resolution, that the adjournment of the Annual General Meeting to a later date or dates to be determined by the chairman of the Annual General Meeting, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies be confirmed, ratified and approved in all respects.”

	☐	☐	☐

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE.